PHSB Financial Corporation       Contact: James P. Wetzel, Jr.
Beaver Falls, Pennsylvania                President and Chief  Executive Officer
                                          Richard E. Canonge
                                          Chief Financial Officer
                                          (724) 846-7300

                                          FOR IMMEDIATE RELEASE
                                          July 14, 2004


                           PHSB FINANCIAL CORPORATION
                    ANNOUNCES JUNE 30, 2004 OPERATING RESULTS

Beaver Falls, Pennsylvania (Nasdaq National Market - "PHSB") PHSB Financial Corporation (the "Company"), announced today operating results for the six months ended June 30, 2004. Net income for the six months ended June 30, 2004 was $1,556,000, or $.58 basic and $.55 diluted earnings per share, compared to $1,318,000 or $.49 basic and $.47 diluted earnings per share, for the six months ended June 30, 2003. Net interest income decreased by $336,000 or 7.2%. This decrease was more than offset by an increase in gains on sales of securities from $543,000 for the six months ended June 30, 2003 to $1,279,000 for the six months ended June 30, 2004.

         Total assets at June 30, 2004 of $323.0 million represented a decrease of $17.0 million or 5.0% from December 31, 2003. This decrease was primarily due to a decrease in loans of $22.1 million. The decrease in the loan portfolio was primarily attributable to the maturity of loans to local school districts on June 30, 2004. The Company anticipates that during the third quarter, a majority of these school districts will borrow funds for their next fiscal year from the Company. This decrease was partially offset by an increase in securities of $2.9 million.

         The Company's wholly owned subsidiary, Peoples Home Savings Bank, operates through its administrative office and ten full service offices in Beaver and Lawrence Counties, Pennsylvania.

         Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.


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                                                PHSB FINANCIAL CORPORATION
                                          CONSOLIDATED BALANCE SHEET (UNAUDITED)


                                                                                      June 30,             December 31,
                                                                                        2004                   2003
                                                                                  -----------------      -----------------
ASSETS
Cash and amounts due from other institutions                                      $      6,091,858       $      6,795,068
Interest-bearing deposits with other institutions                                        1,744,840                753,727
                                                                                  -----------------      -----------------
Cash and cash equivalents                                                                7,836,698              7,548,795
Investment securities:
      Available for sale                                                                41,583,201             28,718,832
      Held to maturity (market value $ 6,856,088
         and $8,203,053)                                                                 6,722,392              7,952,211
Mortgage - backed securities:
      Available for sale                                                                78,309,876             75,910,915
      Held to maturity (market value $ 44,302,109
         and $56,194,217)                                                               44,694,108             55,843,363
Loans (net of allowance for loan losses of $1,590,230
      and $1,647,886)                                                                  131,503,422            153,584,123
Accrued interest receivable                                                              1,308,554              1,573,295
Premises and equipment                                                                   4,094,732              4,227,498
Federal Home Loan Bank stock                                                             3,723,700              3,606,600
Other assets                                                                             3,226,570              1,003,979
                                                                                  -----------------      -----------------

           TOTAL ASSETS                                                           $    323,003,253       $    339,969,611
                                                                                  =================      =================

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                                                          $    220,987,454       $    231,519,432
Advances from Federal Home Loan Bank                                                    54,130,000             58,880,000
Accrued interest payable and other liabilities                                           2,460,562              2,920,291
                                                                                  -----------------      -----------------

           Total liabilities                                                           277,578,016            293,319,723
                                                                                  -----------------      -----------------

Preferred stock, 20,000,000 shares authorized, none issued                                       -                      -
Common stock, $.10 par value 80,000,000 shares authorized,
      3,519,711  shares issued                                                             351,971                351,971
Additional paid in capital                                                              32,877,508             32,750,510
Retained earnings  -  substantially restricted                                          24,251,306             23,857,117
Accumulated other comprehensive income (loss)                                             (457,702)             1,540,849
Unallocated ESOP shares (178,829 and 190,751 shares)                                    (1,896,725)            (2,023,187)
Unallocated RSP shares (25,300 and 33,440 shares)                                         (392,403)              (518,654)
Treasury stock, at cost ( 616,358 shares)                                               (9,308,718)            (9,308,718)
                                                                                  -----------------      -----------------

           Total stockholders' equity                                                   45,425,237             46,649,888
                                                                                  -----------------      -----------------

           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                             $    323,003,253       $    339,969,611
                                                                                  =================      =================


                                                                                      June 30              December 31,
                                                                                        2004                   2003
                                                                                  -----------------      -----------------
      Other Financial Condition Data:
           Stockholders' equity to total assets                                             14.06%                 13.72%
           Book value per share                                                   $          15.65       $          16.07
           Non-performing assets                                                  $        268,298       $        401,874
           Non-performing loans to total loans                                               0.20%                  0.26%

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                                             PHSB FINANCIAL CORPORATION
                                    CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

                                                              Three Months Ended June 30, Six Months Ended  June 30,
                                                                 2004          2003            2004           2003
                                                              -----------   -----------     -----------   -----------
INTEREST AND DIVIDEND INCOME
     Loans:
        Taxable                                             $  2,072,027  $  2,506,679    $  4,255,845  $  5,106,914
        Exempt from federal income tax                           226,001       314,660         453,231       625,074
     Investment securities:
        Taxable                                                  222,410       203,899         432,414       442,807
        Exempt from federal income tax                            55,831       149,640         129,311       338,236
     Mortgage - backed securities                              1,444,314     1,280,670       2,912,843     2,721,329
     Interest - bearing deposits with other institutions           8,189        16,068          17,684        26,237
                                                              -----------   -----------     -----------   -----------
             Total interest and dividend income                4,028,772     4,471,616       8,201,328     9,260,597
                                                              -----------   -----------     -----------   -----------

INTEREST EXPENSE
     Deposits                                                  1,203,110     1,555,383       2,445,147     3,156,830
     Advances from Federal Home Loan Bank                        713,005       717,378       1,442,293     1,454,219
                                                              -----------   -----------     -----------   -----------
             Total interest expense                            1,916,115     2,272,761       3,887,440     4,611,049
                                                              -----------   -----------     -----------   -----------

             Net interest income                               2,112,657     2,198,855       4,313,888     4,649,548

PROVISION FOR LOAN LOSSES                                         90,000       180,000         210,000       370,000
                                                              -----------   -----------     -----------   -----------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES            2,022,657     2,018,855       4,103,888     4,279,548
                                                              -----------   -----------     -----------   -----------

NONINTEREST INCOME
     Service charges on deposit accounts                         195,141       184,083         379,478       344,303
     Investment securities gains, net                            474,799       366,820       1,278,961       542,964
     Rental income, net                                           20,800        25,500          46,820        51,000
     Other income                                                 50,864        68,206          89,326       136,587
                                                              -----------   -----------     -----------   -----------
             Total noninterest income                            741,604       644,609       1,794,585     1,074,854
                                                              -----------   -----------     -----------   -----------

NONINTEREST EXPENSE
     Compensation and employee benefits                        1,062,261     1,016,776       2,183,032     2,080,787
     Occupancy and equipment costs                               310,453       309,265         655,178       668,183
     Data processing costs                                        43,716        50,657          86,361        98,667
     Other expenses                                              399,189       434,307         807,372       836,482
                                                              -----------   -----------     -----------   -----------
             Total noninterest expense                         1,815,619     1,811,005       3,731,943     3,684,119
                                                              -----------   -----------     -----------   -----------

Income before income taxes                                       948,642       852,459       2,166,530     1,670,283
Income taxes                                                     245,000       186,554         611,000       352,554
                                                              -----------   -----------     -----------   -----------

             NET INCOME                                     $    703,642  $    665,905    $  1,555,530  $  1,317,729
                                                              ===========   ===========     ===========   ===========

Earnings Per Share
     Basic                                                  $       0.26  $       0.25    $       0.58  $       0.49
     Diluted                                                $       0.25  $       0.24    $       0.55  $       0.47

Weighted average number of shares outstanding
     Basic                                                     2,692,647     2,671,320       2,687,631     2,708,768
     Diluted                                                   2,802,394     2,757,061       2,804,123     2,784,040

Financial ratios (annualized)
     Return on average assets                                      0.82%         0.78%           0.91%         0.77%
     Return on average equity                                      6.12%         5.64%           6.70%         5.52%
     Net interest margin                                           2.54%         2.65%           2.59%         2.79%

     OTHER DATA IN THOUSANDS
        AVERAGE ASSETS                                           341,580       339,373         340,568       340,915
        AVERAGE EQUITY                                            45,963        47,200          46,426        47,771
        AVERAGE EARNING ASSETS                                   332,964       332,212         332,671       333,732

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